SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                    NWH, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                    NWH, INC.

                        156 West 56th Street, Suite 2001
                            New York, New York 10019

                                                                   JULY 15, 2002

DEAR FELLOW STOCKHOLDER:

         You are cordially invited to attend the Annual Meeting of Stockholders of NWH, Inc. to be held on August 9, 2002 at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, 37th Floor, New York, New York at 10:30 a.m. (EDT).

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of your Company and directors and officers will be present to respond to any questions you may have.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

         It is always a pleasure for me and the other members of your Board of Directors to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

         On behalf of your Board of Directors, thank you for your continued interest and support.

                                           Sincerely,

                                           /s/ Terrence S. Cassidy

                                           Terrence S. Cassidy
                                           President and Chief Executive Officer



                                    IMPORTANT

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. AS SUCH, PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    NWH, INC.
                        156 West 56th Street, Suite 2001
                            New York, New York 10019

                            NOTICE OF ANNUAL MEETING

                          To be held on August 9, 2002

To the Holders of Common Stock:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of NWH, Inc. (the "Company") will be held at 10:30 a.m., August 9, 2002, at the offices of Hahn & Hessen LLP, 350 Fifth Avenue 37th Floor, New York, New York, for the following purposes:

         (1) To elect two directors of the Company to serve for three-year terms;

         (2) To ratify the appointment of PricewaterhouseCoopers L.L.P. as independent public accountants for the year 2002; and

         (3) To take action upon any other matters that may properly come before the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

         Stockholders of record at the close of business on June 25, 2002 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                    By Order of the Board of Directors,

                                    /s/ James Kardon

                                    James Kardon
                                    Secretary

New York, New York
July 15, 2002


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD. A PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE ACT AT YOUR FIRST CONVENIENCE.

                                    NWH, INC.
                        156 West 56th Street, Suite 2001
                            New York, New York 10019

                                 PROXY STATEMENT

         The enclosed proxy is being solicited by the Board of Directors of NWH, Inc. ("NWH" or the "Company") for use in connection with the annual meeting of stockholders to be held on August 9, 2002. This proxy statement and enclosed proxy are first being sent to stockholders on or about July 15, 2002. The mailing address of the principal executive office of the Company is 156 West 56th Street, Suite 2001, New York, New York 10019. The cost of preparing, printing and mailing the notice of meeting, form of proxy, proxy statement and annual report will be borne by the Company. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in connection therewith.

         Your vote is important. Shares represented by proxies will be voted in accordance with instructions on the proxy cards or, if no instructions are provided, such proxies will be voted in accordance with the recommendation of the Board of Directors, "For" proposals No. 1 and No 2. The proxies are also authorized to vote in their discretion on any other matter which may properly come before the annual meeting.

         Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

         The record of stockholders entitled to notice of, and to vote at, the annual meeting was taken at the close of business on June 25, 2002. At that date the Company had outstanding 3,061,400 shares of Common Stock ($.01 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

         Under Section 216 of the Delaware General Corporation Law and the Company By-Laws, a majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Abstentions will have the effect of votes against a proposal, and broker non-votes will have no effect on the vote.

                AVAILABLE INFORMATION AND SOURCES OF INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 233 Broadway, New York, New York 10279, and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such material also may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports and other information concerning the Company can be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006. You are being furnished with a copy of the annual report of the Company on Form 10-K along with this proxy statement, in satisfaction of the informational requirements of the Exchange Act.

         Statements contained in this Proxy Statement or in any document incorporated by reference in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the registration statement or such other document, each such statement being qualified in all respects by such reference.

         No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

                               RECENT DEVELOPMENTS

         On October 1, 2001, Strome Investment Management, L.P, SSCO, Inc., Strome Hedgecap Fund, L.P., and Mark E. Strome (collectively, "the Original Group") filed a Schedule 13D (the "Schedule 13D") reporting ownership of 330,000 shares of the Company's Common Stock. In the Schedule 13D, the Original Group expressed its intention possibly to conduct a proxy contest or written consent solicitation to elect individuals to the Company's board of directors. On January 24, 2002, the members of the Original Group, John P. Francis ("Francis"), and Strome Hedgecap Limited (the "New Group" and, together with the Original Group, the "Groups") filed an amendment to the Schedule 13D in which the New Group stated its intention to nominate two individuals for election to the board of directors of the Company at its next annual meeting. On January 24, 2002, the New Group also advised the Company of its nomination of these individuals for election as directors. Since January 24, 2002, no member of the Groups has had any contact with the Company. The New Group has not filed a Form 3 reflecting its ownership of 10% of the Company's Common Stock.

             SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND 5% OWNERS

         The following table lists the number of shares of Common Stock beneficially owned as of July 15, 2002, by those known by the Company to own beneficially 5% or more of the Common Stock, all the directors, each executive officer listed in the table under the caption "Executive Compensation" and all directors and executive officers of the Company as a group. On July 15, 2002, there were 3,061,400 shares of Common Stock outstanding.

                                                          Amount and Nature
                                                                 of
                                                              Beneficial               Percent of
Name and Address                                              Ownership+                 Class
-------------------------------------------------         -----------------            ----------
Terrence S. Cassidy                                           546,819/1/                  17.4%
156 W. 56th Street
New York, New York 10019

Thomas R. DiBenedetto                                          11,063/2/,/4/                  *
156 W. 56th Street
New York, New York 10019

Louis B. Lloyd                                                 20,063/2/                      *
156 W. 56th Street
New York, New York 10019

Michael A. McManus, Jr.                                        37,063/2/                   1.2%
100 White Plains Road
Bronxville, New York 10708

Vincent Tese                                                   45,320/3/                   1.5%
245 Park Avenue
New York, New York 10067

Timothy Mathews                                                50,140                      1.6%
233 North Garrard
Rantoul, Illinois 61866

All officers and directors as a group (six persons)           710,468/1/,/2/,/3/,/4/      22.1%

Avenir Corporation                                            279,960/5/                   9.1%
1725 K Street, NW, Suite 401

                                       3


                                                          Amount and Nature
                                                                 of
                                                              Beneficial               Percent of
Name and Address                                              Ownership+                 Class
-------------------------------------------------         -----------------            ----------

Washington, D.C. 20006

Strome Investment Management L.P.                             330,000/6/                  10.8%
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

+ The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the SEC or information provided to the Company by such beneficial owners.

* Less than 1%.

/1/ Includes 87,819 shares currently issuable upon exercise of options, and 50,000 shares owned by a family trust, of which Mr. Cassidy disclaims beneficial ownership of 25,000 shares.

/2/  Includes 10,063 shares currently issuable upon exercise of options.

/3/  Includes 40,320 shares currently issuable upon exercise of options.

/4/ Does not include an aggregate of 2,000 shares owned by family trusts, of which Mr. DiBenedetto disclaims beneficial ownership.

/5/  Based on Schedule 13G, filed on February 15, 2002.

/6/  Based on Schedule 13D/A, filed on January 25, 2002.

PROPOSAL 1

                              ELECTION OF DIRECTORS

         The directors of the Company are divided into three classes, with directors in each class serving three-year staggered terms. There are currently five directors, consisting of two directors who are serving for a term which expires at this Annual Meeting, one director who is serving for a term which expires at the Annual Meeting of Stockholders in 2003, and two directors who are serving for a term which expires at the Annual Meeting of Stockholders in 2004. Four of the Company's five directors are not affiliated with the Company in any capacity (other than by virtue of their directorship and stock ownership) and should therefore be considered "independent."

         The Board of Directors has nominated each of Michael A. McManus, Jr. and Vincent Tese to serve as directors of the Company for a three-year term until the Annual Meeting of Stockholders in 2005 or until his successor is duly elected and qualified.

         Each nominee has consented to be a nominee and to serve as a director if elected. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the designated nominees. In the event that a nominee should become unavailable for election as a director, the persons named as proxies will vote for any substitute nominees as the Board of Directors may select.

         Set forth below is biographical information for each of Michael A. McManus, Jr. and Vincent Tese, and each person whose term of office as director will continue after the Annual Meeting.

         Information concerning the current directors and executive officers of the Company is set forth as follows:


Name                                  Age        Position
-----------------------------        ------      ------------------------------------------------
Terrence S. Cassidy                   59         President, Chief Executive Officer and Director
Timothy A. Mathews                    39         Executive Vice President - Technology
Thomas R. DiBenedetto                 52         Director
Louis B. Lloyd                        59         Director
Michael A. McManus, Jr.               58         Director
Vincent Tese                          58         Director

NOMINEES FOR CLASS II DIRECTORS TO SERVE THREE-YEAR TERMS UNTIL THE 2005 ANNUAL
MEETING:

Vincent Tese                    Director Since 2000

         Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.'s predecessors, Cross Country Wireless Cable - I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently a director and Chairman of the Audit Committee of The Bear Stearns Companies, Inc., and a director of Allied Waste Industries Inc., Bowne & Co., Inc., Cablevision Inc., Mack-Cali Realty Corp. and Lynch Interactive Corp.

Michael A. McManus, Jr.         Director Since 1994

         Mr. McManus has been President and CEO of Misonix Inc., a medical device company, since November, 1998. He was President and Chief Executive Officer of New York Bancorp Inc. ("NYBI") from 1991 to 1998, a director of NYBI from 1990 to 1998 and a director and Vice Chairman of Home Federal Savings Bank, NYBI's subsidiary, from 1991 to 1998. He is also a director of Document Imaging System Corp., American Home Mortgage and Novavax Inc. He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration.

INCUMBENT CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL
MEETING:

Terrence S. Cassidy             Director Since 1993

         Mr. Cassidy has been President, Chief Executive Officer and a director of the Company since its incorporation in August 1993. He was an independent financial consultant from 1988 to 1993. Prior to 1988, he served as a Vice President and principal of Allen & Company Incorporated, an investment banking firm, for 15 years with a concentration in communications. Prior to 1973, he served as co-director of research at Shields & Company, a brokerage firm.

Thomas R. DiBenedetto           Director Since 1993

         Since 1992, Mr. DiBenedetto has been President of Junction Investors, Ltd., an investment banking firm based in Boston, Massachusetts. From 1989 to the present, he has been a general partner of Boston International Group LP, a private investment fund. He has been, since 1985, a director of Alexanders, Inc., a real estate company.

INCUMBENT CLASS I DIRECTOR CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING:

Louis B. Lloyd                  Director Since 1993

         Since April 1996, Mr. Lloyd has been President of Belfinance Securities, Inc., a broker-dealer. Since January 2001, he has been a principal of the manager of Belfinance Income Enhanced Opportunity Fund, a private investment fund. He was President and Chief Executive Officer of Republic New York Securities Corporation, a brokerage firm subsidiary of Republic New York Corporation, from 1991 to 1994. For more than five years prior to joining Republic, Mr. Lloyd was a Senior Executive Vice President of Shearson Lehman Brothers in its Worldwide Institutional Equity Trading and Sales Departments. Since 1992 he has been a director, and from 1992 to 2000 chairman, of Antigua Enterprises, an apparel company.


STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1 AND BOARD RECOMMENDATION:

         The election of the foregoing nominees for director requires the affirmative vote of the holders of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
         A VOTE FOR EACH OF THE FOREGOING NOMINEES.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors to file initial reports of ownership and reports of changes in ownership with the SEC and each exchange on which its securities are traded. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, all requisite filings were made in 2001, except that Mr. DiBenedetto filed a Form 4 correcting previous filings which inadvertently omitted 2,000 shares held by a trust, and Form 5s prepared by the Company for Messrs. Cassidy, DiBenedetto, Lloyd, McManus, and Tese were inadvertently filed one month late. In addition, the New Group has not filed a Form 3 reflecting its ownership of 10% of our Common Stock.

Board of Directors and Committees

Meetings and Attendance

         During the fiscal year ended October 31, 2001, there were three meetings of the Board of Directors and all directors attended such meetings, except that Mr. Tese was absent at one meeting.

         The Board of Directors has established various committees to assist it in discharging its duties. The three standing Committees of the Board of Directors are the Audit Committee, the Nominating Committee and the Option Committee.

Audit Committee

     Consisting entirely of independent directors, the Audit Committee's function is to evaluate the adequacy of the Company's internal accounting controls, review the scope of the audit by PricewaterhouseCoopers L.L.P. and related matters pertaining to the examination of the financial statements, review the year-end and the quarterly financial statements, review the nature and extent of any non-audit services provided by the Company's independent accountants and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company's independent accountants. The Audit Committee had four meetings in fiscal 2001. The members of the Audit Committee are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. Members of the Audit Committee are:

                           Thomas R. DiBenedetto
                           Louis B. Lloyd
                           Michael A. McManus, Jr.

Audit Committee Report

         Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

         The Audit Committee has:

          - Reviewed and discussed the audited financial statements with management.

          - Discussed with the independent auditors the matters required to be discussed by SAS 61, as it may be modified or supplemented.

          - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the auditors' independence.

          - Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Audit Committee has adopted a written charter, which is included as Exhibit A to this Proxy Statement.

Nominating Committee

         Consisting entirely of independent directors, the Nominating Committee's function is to evaluate and recommend nominees for election to the Board of Directors to the Board of Directors. The Nominating Committee will consider recommendations for the position of director submitted by stockholders in writing in accordance with the Company's Bylaws to the Corporate Secretary of the Company, 156 West 56th Street, Suite 2001, New York, New York 10019. To make a nomination, stockholders should contact the Corporate Secretary to obtain a copy of the Bylaws. The Nominating Committee was formed in June 2002. The members of the Nominating Committee, none of whom are employees of the Company or its affiliates, are:

                           Michael A. McManus, Jr.
                           Vincent Tese

Option Committee

         Consisting entirely of independent directors, the Option Committee had one meeting in fiscal 2001. The Option Committee administers the Company's 1993 Stock Option Plan and the 1997 Equity Incentive Plan. The Option Committee is generally empowered to interpret the 1993 Stock Option Plan and the 1997 Equity Incentive Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof. The Option Committee fulfills most of the obligations of a compensation committee. Members of the Option Committee, none of whom are employees of the Company or its affiliates, are:

                           Louis B. Lloyd
                           Michael A. McManus, Jr.

Board of Directors Interlocks and Insider Participation:

         The Board of Directors consists of Messrs. Cassidy, DiBenedetto, Kennedy, Lloyd, McManus and Tese. Mr. Cassidy is an employee of the Company. The non-employee directors participated in all deliberations and actions of the Company's Board of Directors concerning executive officer compensation. There are no interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

Remuneration of Directors and Related Matters

         Each member of the Board of Directors, other than an employee-director (Mr. Cassidy is the only such employee-director), receives an annual fee of $5,000 and $500 per meeting attended, and, in addition, he will automatically be granted an option to purchase 2,500 shares of our Common Stock on the date of our annual stockholders' meeting pursuant to our 2000 Non-Employee Directors Plan.

Certain Relationships and Related Transactions

         All current transactions between the Company, and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         Louis B. Lloyd, a director, currently sub-leases offices from the Company at $5,000 per month, a rate proportional, based on area used, to the Company's cost for the offices. Mr. Lloyd has accrued obligations for rent to the Company aggregating $36,503 through June 25, 2002.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The biographies of the current Executive Officers of the Company are set forth below, excluding Mr. Cassidy, whose biography is set forth above.

Timothy A. Mathews

         Executive Vice President - Technology. Mr. Mathews, has served as the Company's Executive Vice President - Technology since September 1995. For more than seven years prior to that time, he served in a variety of managerial capacities for pay television companies, including in construction, technical, supervisory, contractor, marketing and installation capacities.

Executive Compensation

         The following table sets forth information as to compensation paid by the Company and its subsidiaries for the fiscal years ended October 31, 1999, 2000 and 2001 to each of the directors and executive officers of the Company:

                           Summary Compensation Table


                                                                             Long-Term Compensation
                                          Annual Compensation                  Awards           Payouts
(a)                     (b)        (c)         (d)             (e)        (f)          (g)         (h)     (i)
                                                            Other                                          All
                                                            Annual                 Securities              Other
                                                            Compen     Restricted  Underlying    LTIP      Compen
Name and Principal                                          sation     Stock       Options/      Payouts   sation
Position                Year       Salary($)   Bonus($)     ($)        Award(s)    SARs (#)      ($)       ($)

Terrence S.  Cassidy,   2001       260,000                                         25,000
President and Chief     2000       260,000                                         50,000 /1/
Executive Officer       1999       220,000

Michael J. Specchio     2001/2/    75,000
Chairman/3/             2000/2/    116,250
                        1999/2/    180,000

Timothy Mathews,        2001       120,000
Executive Vice          2000       120,000
President - Technology  1999       120,000

/1/  Surrendered in July 2001.

/2/  Paid to an affiliate of Mr. Specchio.

/3/  Resigned in March 2000.

                    Option Grants in Last Fiscal Year (2001)

                                       Number of       % of Total
                                         Shares          Options
                                       Underlying      Granted to      Exercise                          Grant Date
                                        Options       Employees in      or Base      Expiration        Present Value
               Name                     Granted           2001           Price          Date                (1)
               ----                     -------           ----           -----          ----           -------------

        Terrance S. Cassidy              25,000           100%          $18.00        1/30/06              $5.07

----------

(1) Does not include the present value of options to purchase 50,000 shares that were surrendered in fiscal 2001. The grant date present value was calculated using the Black-Scholes option pricing model applied as of the grant date, January 30, 2001. The value generated by this model depends upon the following assumptions: an option exercise date five years after the grant date, a constant dividend yield on the underlying stock of 0%, an assumed annual volatility of the underlying stock of 40%; and a risk-free rate of return for the option period of 3.61%. The market value on the grant date is the closing price of the Common Stock on the day preceding the grant date.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


(a)                          (b)                  (c)                            (d)                    (e)
                                                                        Number of Securities   Value of Unexercised
                                                                        Underlying             In-the-Money
                                                                        Unexercised            Options/SARs at
                                                                        Options/SARs at        FY-End ($)
                                                                        FY-End (#)

                             Shares Acquired on                         Exercisable/           Exercisable/
Name                         Exercise (#)         Value Realized ($)    Unexercisable          Unexercisable

Terrence S.  Cassidy                  0                    0                58,333/16,667               0/0

Thomas R. DiBenedetto                 0                    0                 4,166/3,334                0/0

Louis B. Lloyd                        0                    0                 4,166/3,334                0/0

Michael A. McManus, Jr.               0                    0                 4,166/3,334                0/0

Vincent Tese                          0                    0                10,833/16,667               0/0

Employment Contracts and Other Arrangements with Executive Officers

         Under the Company's employment agreement with Terrence S. Cassidy, President and Chief Executive Officer of the Company, he receives compensation of $260,000 per year, with a 15% adjustment effective June 26, 2002. The agreement has an initial term of three years, commencing as of June 26, 2000, with automatic extensions at the end of each year for additional one-year periods unless either party gives notice of termination prior to the end of such year. The agreement provides that in the event of a change in control of the Company, Mr. Cassidy may in certain circumstances terminate his employment and receive severance benefit pay equal to three times such executive's annual compensation, including certain bonuses, if any. Pursuant to this agreement, Mr. Cassidy has agreed not to compete with the Company during the term of his agreement and for a period of one year thereafter, and the Company has agreed to indemnify him against expenses incurred in any proceeding arising out of his employment to the maximum extent provided by law.

Report of Board of Directors Regarding Compensation

         The principal goal of the Company's compensation program is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing stockholder value. The key elements of this program and the objectives of each element are as follows:

    Base Salary:

    o Establish base salaries that are competitive with those payable to executives holding comparable positions at similar-sized strategic resource companies.

    o Provide periodic base salary increases as appropriate, consistent with the Company's overall operating and financial performance, with a view to rewarding successful individual performance and keeping pace with competitive practices.

    Long-term Incentive:

    o Facilitate the alignment of executives' interests with those of the Company's shareholders by providing opportunities for meaningful stock ownership.

    Bonuses, Salary Increases and Option Grants:

    o Executive officers are eligible to receive option grants, cash bonuses and increases in salary based upon the performance of the Company and their individual progress during the preceding year. Such grants, if any, are determined by the Option Committee or Board of Directors from time to time during each fiscal year with the input and recommendation of the Company's Chief Executive Officer. Although the Board does not have an established policy for measuring performance and establishing salary, bonuses and option grants, the Board is influenced by the Company's financial performance and the contributions made by individual executives to that performance. The Board of Directors believes that such a retrospective analysis is most appropriate and practicable for an acquisition-oriented company specializing in development-stage enterprises like the Company, which operates in an uncertain environment and without the same sorts of standard measures of performance as are available to more seasoned companies. In addition, options may be granted to attract new executives or directors.

         The Company does not consider the amount and terms of options and stock already held by executive officers in its deliberations to determine awards.

Compensation of Chief Executive Officer:

  o The base salary of the Chief Executive Officer is determined according to the same principles described above as applicable to compensation of the Company's other executive officers. When determining base salaries, the Board of Directors considers salary, bonus and long-term incentive compensation for other comparable companies in the high technology sector, in similar geographic areas and at similar stages of growth and development, as reported in public filings of such comparable companies. The Board of Directors also has discussions with other industry executives and financial advisors. The Chief Executive Officer has a great deal of experience in acquiring and building emerging companies, and the Board views his leadership as a critical factor in the successes the Company has achieved to date and as very important to realization of the Company's near-term goals.

Summary of Actions Taken

Compensation Review. Generally once a year, and at more frequent periodic intervals when deemed necessary in individual cases, the Board of Directors reviews the performance of the Company's executive officers. In 2001, the Board of Directors took no action concerning the performance or compensation of its executive officers.

Option Grants and Surrenders.

         On February 7, 2002, we granted five-year above-market options to purchase an aggregate of 55,000 shares of our Common Stock to five of our executive officers and directors in the following amounts at an exercise price of $14.50 per share, 114% of the closing sale price of our Common Stock on the date of the grant. On February 7, 2002, our Common Stock closed at $12.70 on the Nasdaq National Market.

         On July 31, 2001, five of our executive officers and directors surrendered five-year options, exercisable at an exercise price of $30.00 per share, (except in the case of Terrence S. Cassidy, in whose case the exercise price was $33.00) to purchase an aggregate of 130,000 shares of our Common Stock in the following amounts:

         On January 30, 2001, we granted five-year above-market options to purchase an aggregate of 65,000 shares of our Common Stock to five of our executive officers and directors in the following amounts at an exercise price of $18.00 per share, 121% of the fair market value on the date of the grant. On January 30, 2001, our Common Stock closed at $14.88 on the Nasdaq National Market.

             Name and Position                                          Number of Options
             -----------------                                          -----------------

                                                      2/7/02                 7/31/01                1/31/01
                                                      ------                 -------                -------
                                                     Granted               Surrendered              Granted
                                                     -------               -----------              -------
Terrence S. Cassidy, President                        21,153                 50,000                  25,000
 and Chief Executive Officer

Thomas R. DiBenedetto, Director                       4,231                  10,000                  5,000

Louis B. Lloyd, Director                              4,231                  10,000                  5,000

Michael A. McManus, Jr.                               4,231                  10,000                  5,000
Director

Vincent Tese, Director                                21,154                 50,000                  25,000

         On July 14, 2002, options to purchase 50,000 shares, exercisable at a price of $17.05 per share, issued to Terrence S. Cassidy under the 1993 Incentive Option Plan in July 1997 expired. On July 15, 2002, the Company granted to Mr. Cassidy under the 1993 Incentive Option Plan options to purchase 50,000 shares, exercisable at a price of $14.86, 110% of the fair market value of the Common Stock.

         Except as set forth above, we have not named particular individuals who will receive options or rights under the under the 1993 Incentive Option Plan or 1997 Equity Incentive Plan, as amended, we have not set the number of shares to be covered by any options or rights granted to a single individual, and we have not set the number of individuals who will receive grants of such options or rights. We will use the proceeds, if any, from the sale of stock pursuant to the 1993 Incentive Option Plan or 1997 Equity Incentive Plan for the general purposes of the Company. In addition, our Board of Directors will determine uses for proceeds from the receipt of payment in shares of Common Stock, including redelivery of the shares received upon exercise of options.

         Each of Messrs. DiBenedetto, Lloyd, McManus and Tese received a five-year option to purchase 2,500 shares at an exercise price of $12.75 per share in April 2001 pursuant to our 2000 Non-Employee Directors Plan.

Performance Graph

         The following graph provides a comparison of the Company's cumulative total stockholder return on its Common Stock over the last five fiscal years, with (a) the Nasdaq Market Index, which is being used as the required broad entity market index, (b) a peer group including the following healthcare information technology companies: Allscripts Healthcare Solutions, Cerner Corporation, Eclipsys Corporation, First Consulting Group, Inc., IDX Systems Corporation, Vitalworks Inc., NDCHealth Corporation, Neoforma, Inc., Per-Se Technologies,

Inc., QuadraMed Corporation, Quality Systems, Inc., Quovadx, Inc.,
TriZetto Group, Inc., WebMD Corporation, and ProxyMed, Inc. ("Peer Group"). The data for the Peer Group is compiled by Media General Financial Services, Inc.

         The graph below is based on stockholder return, that is, the sum of the dividends paid and the change in the market price of stock. The following graph assumes $100 invested on November 1, 1996 in the Company's Common Stock, the Nasdaq Composite Index, and the Peer Group, and dividend reinvested in fiscal 2001. A $1.30 cash dividend was declared on the Company's Common Stock in 1997. The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                            Based on $100 invested on November 1, 1996, dividends reinvested, and fiscal year ending October 31
                                                                                                  7 Months
                                        Fiscal Year Ended                                          Ended
 ---------------------------------------------------------------------------------------------     -------

                        10/31/96    10/31/97     10/31/98    10/31/99     10/31/00    10/31/01     5/31/02
                        --------    --------     --------    --------     --------    --------     -------
      NWH, INC.          100.00      101.30       104.98      104.98       116.95       89.10       99.53

     PEER GROUP          100.00      109.44       104.22       70.60       86.13        62.99       69.08
       INDEX

       NASDAQ            100.00      131.06       148.19      244.59       287.67      144.26      138.57
    MARKET INDEX

PROPOSAL 2

             RATIFICATION OF THE COMPANY'S SELECTION OF ITS AUDITORS

         The Board of Directors recommends to the stockholders that they ratify the selection of PricewaterhouseCoopers L.L.P., independent auditors, to audit the accounts of the Company for fiscal year 2002. PricewaterhouseCoopers L.L.P. served as the Company's auditors for fiscal year 2001. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of PricewaterhouseCoopers L.L.P. and may appoint new auditors upon recommendation of the Audit Committee.

         A representative of PricewaterhouseCoopers L.L.P. will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

         Audit fees paid by the Company to PricewaterhouseCoopers L.L.P. for service rendered during fiscal year 2001 relating to review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $140,850.

Financial Information Systems Design and Implementation Fees

         The Company did not use any such services in fiscal 2001.

All Other Fees

         There were no other fees billed to the Company by PricewaterhouseCoopers L.L.P. in fiscal 2001.

Recommendation

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS L.L.P. TO AUDIT THE ACCOUNTS OF THE COMPANY FOR FISCAL YEAR 2OO2.

                             SOLICITATION OF PROXIES

         This proxy solicitation is being made by the Board of Directors of NWH for use at the Annual Meeting. The cost of this proxy solicitation will be borne by NWH. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. Proxies may be solicited by NWH and its Directors, officers and employees (who will receive no compensation therefor in addition to their regular salaries). Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common stock of NWH, and such persons will be reimbursed for their expenses. Although no precise estimate can be made at the present time, in the event of a proxy contest it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by NWH (excluding the salaries and fees of officers and employees) will be approximately $100,000 and that the total cash expenditure to date relating to the solicitation has been under $15,000. These estimates include fees for attorneys, accountants, advisers, proxy solicitors, advertising, printing, distribution and other costs incidental to the solicitation.

         NWH has retained D. F. King & Co., Inc. ("D.F. King") at a fee estimated not to exceed $5,000, plus reimbursement of reasonable out-or-pocket expenses, to assist in the solicitation of proxies (which amount is included in the estimate of total expenses above) for a non-contested annual meeting. In the event of a proxy contest, the Company and D.F. King will negotiate a fee to reflect the added duties of any such contest. NWH has also agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities under the federal securities laws. D.F. King anticipates that approximately 25 of its employees may solicit proxies.

                                  OTHER MATTERS

         Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

         You are urged to sign, date and mail the enclosed proxy in the prepaid envelope provided for such purpose. It is hoped that registered stockholders will give us advance notice of their plans by marking the box provided on the proxy card.

         A list of our Stockholders of record at the close of business on June 25, 2002, will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 350 Fifth Avenue, in the City of New York, New York County, New York.

         If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Meeting, please contact James Kardon, the Corporate Secretary of the Company, at (212) 736-1000.

         Deadline for submitting proposals for next year's meeting. Stockholders who intend to present proposals in connection with the Company's 2003 Annual Meeting of Stockholders must submit their proposals to the Corporate Secretary on or before October 31, 2002.

New York, New York
July 15, 2002

                                                        /s/ James Kardon

                                                        James Kardon
                                                        Secretary


                    YOUR VOTE IS IMPORTANT! YOU ARE URGED TO
                    SIGN, DATE, AND MAIL YOUR PROXY PROMPTLY.

                                    Exhibit A

                         NATIONAL WIRELESS HOLDINGS INC.
                             AUDIT COMMITTEE CHARTER


1. The Audit Committee shall consist of at least three members and shall be composed of directors who meet the independence and experience requirements of Nasdaq.

2.   The purposes of the Audit Committee are:

     (a) to oversee the accounting and financial reporting policies and practices and the internal controls of the Company;

     (b) to oversee the quality and objectivity of financial statements and the independent audit thereof; and

     (c) to act as a liaison between the independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight. Management's responsibility is to maintain appropriate systems for accounting and internal control; and the auditors' responsibility is to plan and carry out a proper audit.

3. Although the auditors are ultimately accountable to the Audit Committee and the Board of Directors, the Audit Committee is vested with the following powers and responsibilities:

     (a) to evaluate the performance of the independent auditors and recommend the selection, retention, or termination of auditors;

     (b) to ensure that the auditors submit a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, such written statement to be submitted to the Audit Committee on a periodic basis;

     (c) to evaluate the independence of the auditors; to receive the auditors' specific representation as to their independence, to otherwise engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors; and to make recommendations to the Board of Directors based on such evaluations;

     (d) to meet with the independent auditors, including private meetings, as necessary:

          (i) to review the arrangements for and scope of the annual audit and any special audits;

          (ii) to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the auditors;

          (iii) to consider the auditors' comments with respect to the financial policies, procedures and internal accounting controls of the Company and management's responses thereto;

          (iv) to discuss with the auditors the matters required to be discussed by Statement on Accounting Standards No. 61 as modified or supplemented; and

          (v) to review the form of opinion the auditors propose to render to the Board of Directors and stockholders;

     (e) to review with management and the independent auditors the annual audited financial statements of the Company in the Form 10-K and the Company's quarterly financial statements in the Form 10-Q, in each case prior to its filing;

     (f) to consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the auditors;

     (g) to review the fees charged by the auditors for audit and non-audit services; and

     (h) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above matters and other matters as the Audit Committee may deem necessary or appropriate, including the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall meet regularly on a private basis with the internal auditors and accountants of the Company.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

7. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

P                                  NWH, INC.

R                                 PROXY CARD

O PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 9, 2002
X

Y

         The undersigned hereby: (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of NWH, Inc. (the "Company") to be held on August 9, 2002 and the Proxy Statement in connection therewith, each dated July 15, 2002; (b) appoints Terrence S. Cassidy and James Kardon, and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all the shares of Common Stock of the Company, held of record by the undersigned on June 25, 2002, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any proxies heretofore given.




--------------------------------------------------------------------------------
      PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY
      CARD PROMPTLY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                                            ====================================

                                                     SEE REVERSE SIDE
                                            ====================================

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                                  ALL NOMINEES

1.       Election of Directors

CLASS II DIRECTOR - NOMINEES:

Michael A. McManus, Jr.    |_|  FOR ALL NOMINEES      |_|  WITHHOLD AUTHORITY TO
                                                           VOTE FOR ALL NOMINEES

Vincent Tese


         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
            NOMINEE, MARK THE "FOR ALL NOMINEES" BOX AND WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                    -----------------------------------------


       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2

2. Ratification of PricewaterhouseCoopers L.L.P. as the Company's independent auditors

                  |_| FOR          |_| AGAINST      |_|  ABSTAIN


THIS PROXY WILL BE VOTED as directed, or, if no contrary direction is indicated, will be voted FOR Proposals 1 and 2 and as said proxies deem advisable on such other matters as may properly come before the meeting.

                                Check here if you plan to attend the meeting |_|

                                SIGNATURE(S)_________________________________


                                SIGNATURE(S)_________________________________


                                NOTE:  Please sign exactly as name appears
                                       hereon. Joint owners should each sign.
                                       When signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such.



                                DATE_________________________________________


                                       -2-